UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3848
                                   ------------


                       AXP HIGH YIELD INCOME SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:    5/31
                         --------------

AXP(R)
  High Yield
        Bond
          Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                    May 31, 2005

AXP High Yield Bond Fund seeks to provide shareholders with high current income as its primary goal and, as its secondary goal, capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             5

The Fund's Long-term Performance                          8

Investments in Securities                                10

Financial Statements (Portfolio)                         20

Notes to Financial Statements (Portfolio)                23

Report of Independent Registered
   Public Accounting Firm (Portfolio)                    27

Financial Statements (Fund)                              28

Notes to Financial Statements (Fund)                     31

Report of Independent Registered
   Public Accounting Firm (Fund)                         41

Federal Income Tax Information                           42

Fund Expenses Example                                    45

Board Members and Officers                               47

Approval of Investment Management Services Agreement     50

Proxy Voting                                             51

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Fund Snapshot AT MAY 31, 2005

PORTFOLIO MANAGER

Portfolio manager                 Since               Years in industry
Scott Schroepfer, CFA*            3/99                       19

* This Fund is managed by a team of portfolio managers led by Scott Schroepfer. This team is part of the high-yield team led by Jennifer Ponce de Leon.

FUND OBJECTIVE

For investors primarily seeking high current income and, secondarily, capital growth.

Inception dates by class
A: 12/8/83    B: 3/20/95   C: 6/26/00   I: 3/4/04    Y: 3/20/95

Ticker symbols by class
A: INEAX      B: IEIBX     C: APECX     I: --        Y: --

Total net assets                                         $2.400 billion
Number of holdings                                                  252
Weighted average life(1)                                      5.8 years
Effective duration(2)                                         4.2 years
Weighted average bond rating(3)                                       B

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT.   LONG
                   HIGH
                   MEDIUM   QUALITY
         X         LOW

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Consumer discretionary 31.6%
Materials 12.7%
Industrials 11.9%
Health care 9.0%
Utilities 8.0%
Telecommunications 6.1%
Energy 4.5%
Financials 3.5%
Short-term securities* 3.1%
Consumer staples 3.0%
Telecommunication services 3.0%
Information technology 1.8%
Other 1.8%

* Of the 3.1%, 0.1% is due to security lending activity and 3.0% is the Portfolio's cash equivalent position.

CREDIT QUALITY SUMMARY

Percentage of bond portfolio assets

BBB bonds                                                          0.5%
BB bonds                                                          22.6
B bonds                                                           62.6
CCC bonds                                                         14.3

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 1.0% of the portfolio rating above was determined through internal analysis.

Higher yield corporate "junk" bond prices may fluctuate more broadly than prices of higher quality bonds. Risk of principal and income also is greater than with higher quality securities.

Fund holdings are subject to change.

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3   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Performance Summary

                             PERFORMANCE COMPARISON
                        For the year ended May 31, 2005

                     +11.56%         +10.10%         +9.25%

+11.56% = AXP High Yield Bond Fund Class A (excluding sales charge) +10.10% = JP Morgan Global High Yield Index (unmanaged)
+9.25%  = Lipper High Current Yield Bond Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A               Class B               Class C          Class I        Class Y
(Inception dates)            (12/8/83)             (3/20/95)             (6/26/00)        (3/4/04)       (3/20/95)
                                                      After                 After
                     NAV(1)      POP(2)    NAV(1)    CDSC(3)     NAV(1)    CDSC(4)         NAV(5)         NAV(6)
at May 31, 2005
1 year              +11.56%      +6.24%   +10.72%     +5.72%    +10.35%     +9.35%        +11.97%        +11.75%
3 years             +10.51%      +8.73%    +9.68%     +8.56%     +9.59%     +9.59%            N/A        +10.69%
5 years              +5.05%      +4.03%    +4.26%     +3.98%        N/A        N/A            N/A         +5.22%
10 years             +5.70%      +5.18%    +4.90%     +4.90%        N/A        N/A            N/A         +5.84%
Since inception      +8.24%      +7.99%    +5.47%     +5.47%     +4.07%     +4.07%         +8.31%         +6.42%

at June 30, 2005
1 year              +11.36%      +6.07%   +10.53%     +5.53%    +10.56%     +9.56%        +11.77%        +11.54%
3 years             +13.60%     +11.76%   +12.90%    +11.84%    +12.82%    +12.82%            N/A        +13.78%
5 years              +5.23%      +4.21%    +4.43%     +4.15%     +4.39%     +4.39%            N/A         +5.39%
10 years             +5.77%      +5.25%    +4.97%     +4.97%        N/A        N/A            N/A         +5.92%
Since inception      +8.28%      +8.04%    +5.58%     +5.58%     +4.31%     +4.31%         +9.05%         +6.52%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, portfolio manager Scott Schroepfer discusses AXP High Yield Bond Fund's results and positioning for the annual period ended May 31, 2005.

Q: How did AXP High Yield Bond Fund perform for the 12-month period ended May 31, 2005?

A: AXP High Yield Bond Fund rose 11.56% (Class A shares excluding sales charge) for the fiscal year ended May 31, 2005, outperforming its benchmark, the JP Morgan Global High Yield Index (JP Morgan Index), which advanced 10.10% during the period. The Fund also outperformed its peer group, the Lipper High Current Yield Bond Funds Index, which returned 9.25% during the same time frame.

Q:  What factors most significantly affected performance for the period?

A: Much of the Fund's strong performance came from the last two calendar quarters in 2004. There were seven consecutive months of positive performance from June through December 2004. We were rewarded by owning larger positions in the lower rated segments of the market. We had a large exposure to the single B-rated sector of the market and market weight in CCC-rated securities.

    In 2005, the market experienced a strong sell off from March through mid-May, due largely to two issues. After a big employment number came out early in the period, rates moved up sharply, which, in turn, triggered fear among investors over rates rising too rapidly. At the same time, we were in a somewhat weaker stock environment, which tends to have a negative effect on the high yield sector of the bond market. Both of these issues weighed on the market and contributed to cash outflows out of high yield funds for several weeks.

    On top of all that, the high yield market was dealt another blow with the endless speculation that General Motors (GM) and Ford would be downgraded from investment grade to junk status. This put pressure on the overall market and contributed to spread widening, in particular in the auto-related credits. By mid-May, GM and Ford had already been downgraded and much of the anxiety over the auto industry seemed to be priced into the market. GM and Ford bonds finally began to stabilize which helped the overall market to rally during the last two weeks of May.

SEC YIELDS

At May 31, 2005 by class
A: 6.21%      B: 5.76%     C: 5.76%     I: 6.93%    Y: 6.68%

At June 30, 2005 by class
A: 5.83%      B: 5.35%     C: 5.36%     I: 6.54%    Y: 6.28%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

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5   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We avoided several dramatic declines in the market place over the last 12 months because of our thorough credit research. [END CALLOUT QUOTE]

Q: Which bonds were the best and worst performers for the Fund during the twelve-month period?

A: Our large position in Qwest Communications was a positive contributor during the period as well as Nextel Communications, a wireless communication company. In addition, Cablevision Systems and utility company Aquila contributed to performance during the period.

    On the negative side, General Nutrition Centers (GNC), a health retailer, started showing weaker results and the bonds underperformed. However, we still own the bonds as we believe the situation has stabilized and that the company can deleverage or reduce the borrowed capital on its balance sheet with free cash flow.

    A key for us during the last fiscal year was good security selection. We avoided several dramatic declines in the market place over the last 12 months because of our thorough credit research. Our internal rating system assigns risk ratings to every bond in the portfolio based on our proactive research. We feel that rating agencies tend to be more backward looking and a little more reactionary when changing credit ratings and therefore, may not always be the best indicator of risk. We also had very good industry selection during the period. We had a large exposure to sectors that performed very well and then brought the exposure to these sectors back down after realizing attractive returns. In addition, we had a smaller position in the auto sector for much of the year, which proved prudent.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: During 2004, we had large exposures in the chemical manufacturing and industrial sectors, which provided attractive returns for the Fund during the period. However, during the latter part of calendar year 2004, we started lowering those exposures because we felt that valuations no longer justified having as large of positions.

    Throughout the period, we always had a lower exposure in the auto sector because, in addition to the poor fundamentals, we were worried about the impact that GM

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6   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Questions & Answers

    and Ford would have on the market. This helped us in 2004 and early 2005 when all of the uncertainty about GM caused bonds in the auto sector to decline in value. During that time, we used the opportunity to add some higher quality auto-related names as valuations became compelling.

    We continue to have a large exposure in the health care sector, in particular hospitals. In addition, the Fund also has large positions in the cable and media area, which includes publishing, radio and TV broadcasting. Finally, we continue to have a large exposure to the telecommunications sector.

Q:  What is the Fund's tactical view and strategy for the months ahead?

A: Going forward, we continue to believe this year is going to be a bond-picker's year and that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's income and/or total return potential.

    We have a large exposure to B-rated securities in the portfolio, a lower exposure to BB- rated securities and a neutral exposure relative to the JP Morgan Index in CCC-rated securities. We continue to believe that we are not getting paid to take inordinate amounts of risk in the market and so we will continue to look for ways to upgrade credit quality in the portfolio.

    We still have a positive view of the economy going forward and believe company fundamentals will, for the most part, remain decent. We continue to think that interest rates are likely to trend higher in the months ahead. If the Federal Reserve Board continues to raise rates at a measured pace, we do not believe there will be as much risk to high yield from interest rates. We are not expecting a major slow down or recession in the near term; however, having said that, we are no longer at the beginning of an economic expansion, and, therefore, taking incremental risk does not seem as prudent. We believe that default rates have bottomed and are likely to rise modestly over the next 12 months. However, at this time, we do not expect a meaningful rise in high yield defaults over the next 12 months. Over time, as we get further and further along in the economic expansion, the Fund will likely focus on increasing credit quality. We are slowly heading in that direction; however, for now, we think we can still find value in the B-rated segment of the market.
--------------------------------------------------------------------------------
7   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP High Yield Bond Fund Class A shares (from 6/1/95 to 5/31/05) as compared to the performance of two widely cited performance indices, the JP Morgan Global High Yield Index and the Lipper High Current Yield Bond Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                            Class A
                                  Short-term       Long-term
Fiscal year ended    Income      capital gains   capital gains    Total
Total
May 31, 2005          $0.19          $--             $--          $0.19
May 31, 2004           0.20           --              --           0.20
May 31, 2003           0.21           --              --           0.21(1)
May 31, 2002           0.29           --              --           0.29(2)
May 31, 2001           0.38           --              --           0.38

(1) $0.01 per share represents a tax return of capital.

(2) $0.05 per share represents a tax return of capital.

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8   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

[LINE CHART]

                                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP HIGH YIELD BOND FUND

AXP High Yield Bond Fund Class A
  (includes sales charge)            $ 9,525  $11,012  $12,214  $13,832  $13,328  $12,958 $12,836  $12,283  $13,207  $14,860 $16,577
JPMorgan Global High Yield Index(1)  $10,000  $11,076  $12,585  $14,127  $14,126  $13,735 $14,166  $14,565  $16,316  $18,477 $20,343
Lipper High Current Yield Bond
  Funds Index(2)                     $10,000  $11,123  $12,543  $14,278  $14,164  $13,763 $13,313  $12,827  $14,046  $15,747 $17,203
                                        `95     `96      `97      `98      `99      `00     `01      `02      `03      `04     `05

COMPARATIVE RESULTS

Results at May 31, 2005                                                                                        Since
                                                        1 year      3 years      5 years     10 years      inception(3)
AXP High Yield Bond Fund (includes sales charge)
Class A     Cumulative value of $10,000                $10,624      $12,854      $12,184      $16,577          $52,127
            Average annual total return                 +6.24%       +8.73%       +4.03%       +5.18%           +7.99%
JP Morgan Global High Yield Index(1)
            Cumulative value of $10,000                $11,010      $13,967      $14,809      $20,343              N/A
            Average annual total return                +10.10%      +11.78%       +8.17%       +7.36%              N/A
Lipper High Current Yield Bond Funds Index(2)
            Cumulative value of $10,000                $10,925      $13,412      $12,498      $17,203              N/A
            Average annual total return                 +9.25%      +10.28%       +4.56%       +5.57%              N/A

Results for other share classes can be found on page 4.

(1) The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from Dec. 8, 1983. The Fund began operating before the inception of the JP Morgan Global High Yield Index and Lipper peer group.

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9   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Investments in Securities

High Yield Portfolio

May 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (93.5%)
Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Aerospace & defense (2.8%)
Alliant Techsystems
   05-15-11               8.50%            $3,545,000               $3,726,681
Communications & Power Inds
  Sr Sub Nts
   02-01-12               8.00              6,475,000                6,345,500
CPI Holdco
  Sr Nts
   02-01-15               8.83              9,095,000(h)             8,822,150
DRS Technologies
  Sr Sub Nts
   11-01-13               6.88              6,385,000(d)             6,512,700
L-3 Communications
   06-15-12               7.63             13,605,000               14,489,325
   07-15-13               6.13             13,575,000               13,439,250
Moog
  Sr Sub Nts
   01-15-15               6.25              3,595,000                3,595,000
Standard Aero Holdings
  Sr Sub Nts
   09-01-14               8.25              9,335,000(d)             9,778,413
Total                                                               66,709,019

Automotive & related (2.1%)
Affinia Group
   11-30-14               9.00              9,135,000(d)             7,490,700
ArvinMeritor
   02-15-09               6.80              7,340,000                7,101,450
Lear
  Series B
   08-01-14               5.75             11,465,000               10,451,505
Tenneco Automotive
  Series B
   07-15-13              10.25             10,250,000               11,428,750
TRW Automotive
  Sr Nts
   02-15-13               9.38             12,220,000               13,197,600
Total                                                               49,670,005

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Broker dealers (0.7%)
LaBranche & Co
  Sr Nts
   05-15-09               9.50%              $670,000                 $696,800
   05-15-12              11.00             14,245,000               15,313,375
Total                                                               16,010,175

Building materials & construction (2.1%)
Ainsworth Lumber
  (U.S. Dollar)
   10-01-12               7.25              7,915,000(c)             7,440,100
Associated Materials
   04-15-12               9.75              9,670,000                9,863,400
  Sr Disc Nts (Zero coupon through 03-01-09,
  thereafter 11.25%)
   03-01-14               9.13              3,695,000(e)             2,180,050
Euramax Intl
  Sr Sub Nts
   08-15-11               8.50             10,090,000               11,300,800
Norcraft Companies/Finance
  Sr Sub Nts
   11-01-11               9.00              9,900,000                9,949,500
Norcraft Holdings/Capital
  Sr Disc Nts (Zero coupon through 09-01-08,
  thereafter 9.75%)
   09-01-12               9.80             13,650,000(e)             8,872,500
Total                                                               49,606,350

Cable (7.7%)
Cablevision Systems
  Sr Nts
   04-01-09               7.88              5,690,000(d,h)           5,946,050
   04-15-12               8.00             10,045,000(d)            10,484,469
CCO Holdings LLC/Capital
  Sr Nts
   12-15-10               7.14              7,035,000(d,h)           6,929,475
   11-15-13               8.75             16,115,000               16,034,425
See accompanying notes to investments in securities.

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10   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Cable (cont.)
Charter Communications Holdings LLC/Capital
  Sr Disc Nts
   01-15-10              11.75%            $3,360,000               $2,620,800
   04-01-11               9.92              3,625,000                2,637,188
  Sr Disc Nts (Zero coupon through 01-15-07,
  thereafter 12.13%)
   01-15-12              20.04             12,520,000(e)             7,261,600
  Sr Nts
   04-30-12               8.00             17,070,000(d)            17,069,999
CSC Holdings
   05-15-16              10.50              7,075,000                7,747,125
DIRECTV Holdings LLC/Finance
  Sr Nts
   03-15-13               8.38             16,220,000               17,963,649
Echostar DBS
   10-01-14               6.63              9,825,000(d)             9,849,563
  Sr Nts
   10-01-11               6.38             10,205,000               10,307,050
GCI
  Sr Nts
   02-15-14               7.25              7,295,000(d)             6,820,825
   02-15-14               7.25             17,900,000               16,736,499
Kabel Deutschland
  (U.S. Dollar)
   07-01-14              10.63             12,750,000(c,d)          13,610,625
LodgeNet Entertainment
   06-15-13               9.50              6,275,000                6,745,625
Mediacom LLC/Capital
  Sr Nts
   01-15-13               9.50              9,415,000                9,344,388
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88             16,860,000(c)            16,881,074
Total                                                              184,990,429

Cellular telecommunications (5.9%)
Alamosa Delaware
   07-31-10              11.00              5,450,000                6,076,750
  Sr Nts
   01-31-12               8.50              2,410,000                2,512,425
American Tower
  Sr Nts
   10-15-12               7.13              9,810,000               10,165,613
American Towers
   12-01-11               7.25              7,065,000                7,400,588

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Cellular telecommunications (cont.)
Centennial Communications/Cellular Operating LLC
  Sr Nts
   02-01-14               8.13%            $9,350,000               $9,677,250
Dobson Cellular Systems
   11-01-12               9.88             15,790,000(d)            16,184,749
Nextel Communications
  Sr Nts
   10-31-13               6.88             13,980,000               14,923,650
   03-15-14               5.95              1,270,000                1,298,575
   08-01-15               7.38             14,495,000               15,690,838
Rogers Wireless Communications
  (U.S. Dollar)
   12-15-10               6.14              3,215,000(c,h)           3,351,638
   12-15-12               7.25              2,685,000(c)             2,872,950
  (U.S. Dollar) Sr Sub Nts
   12-15-12               8.00             13,415,000(c)            14,270,206
Rural Cellular
   03-15-12               8.25              9,740,000                9,959,150
  Sr Sub Nts
   01-15-10               9.75              1,070,000                  946,950
SBA Telecommunications/Communications
  Sr Disc Nts (Zero coupon through 12-15-07,
  thereafter 9.75%)
   12-15-11               9.55             18,005,000(e)            15,754,374
UbiquiTel Operating
  Sr Nts
   03-01-11               9.88              6,420,000                6,933,600
US Unwired
  Series B
   06-15-12              10.00              4,340,000                4,752,300
Total                                                              142,771,606

Chemicals (3.7%)
BCI US Finance/Borden 2 Nova Scotia
   07-15-10               8.78             12,305,000(d,h)          12,305,000
BCP Crystal US Holdings
  Sr Sub Nts
   06-15-14               9.63              7,070,000                7,936,075
Crystal US Holdings 3 LLC/Sub 3
  Sr Disc Nts (Zero coupon through 10-01-09,
  thereafter 10.50%)
   10-01-14              10.33             19,395,000(d,e)          13,091,625
Equistar Chemicals LP/Funding
  Sr Nts
   05-01-11              10.63              7,930,000                8,742,825

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Chemicals (cont.)
Georgia Gulf
  Sr Nts
   12-15-13               7.13%            $7,695,000               $7,925,850
INVISTA
   05-01-12               9.25             25,200,000(d)            27,405,000
PQ
   02-15-13               7.50              6,245,000(d)             6,026,425
Rockwood Specialties Group
  Sr Sub Nts
   05-15-11              10.63              3,230,000                3,456,100
  Sub Nts
   11-15-14               7.50              3,085,000(d)             2,930,750
Total                                                               89,819,650

Electronics (0.8%)
Flextronics Intl
  (U.S. Dollar) Sr Sub Nts
   11-15-14               6.25              4,010,000(c)             3,989,950
Sanmina-SCI
  Sub Nts
   03-01-13               6.75             15,015,000(d)            14,189,175
Total                                                               18,179,125

Energy (3.1%)
Chesapeake Energy
  Sr Nts
   09-15-13               7.50              1,900,000                2,052,000
   06-15-14               7.50              3,458,000                3,743,285
   08-15-14               7.00             14,424,000               15,217,320
   06-15-15               6.38              5,545,000(d)             5,655,900
   01-15-16               6.88              3,000,000                3,135,000
Encore Acquisition
   06-15-12               8.38              4,805,000                5,189,400
  Sr Sub Nts
   04-15-14               6.25              4,005,000                3,904,875
Hilcorp Energy I/Finance
  Sr Nts
   09-01-10              10.50             13,090,000(d)            14,464,450
Newfield Exploration
  Sr Sub Nts
   08-15-12               8.38              9,395,000               10,193,575
   09-01-14               6.63              5,950,000                6,083,875
Venoco
  Sr Nts
   12-15-11               8.75              7,170,000(d)             6,919,050
Total                                                               76,558,730

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Energy equipment & services (1.3%)
Grant Prideco
  Series B
   12-01-07               9.63%           $11,700,000              $13,133,250
Grant Prideco Escrow
   12-15-09               9.00              2,830,000                3,113,000
Key Energy Services
  Series C
   03-01-08               8.38              4,330,000                4,459,900
  Sr Nts
   05-01-13               6.38              9,850,000                9,653,000
Total                                                               30,359,150

Environmental services (2.1%)
Allied Waste North America
   11-15-10               6.50              5,080,000(i)             4,965,700
   02-15-14               6.13             12,250,000               11,208,750
  Series B
   09-01-12               9.25              3,753,000                4,034,475
  Sr Nts
   04-15-13               7.88             13,650,000               13,854,750
Clean Harbors
   07-15-12              11.25              6,330,000(d)             6,963,000
Waste Services
  Sr Sub Nts
   04-15-14               9.50              9,990,000(d)             9,840,150
Total                                                               50,866,825

Finance companies (0.4%)
GMAC
   09-15-11               6.88             12,155,000               10,600,303

Financial services (0.8%)
IAAI Finance
   04-01-13              11.00              9,795,000(d)            10,056,301
Metris Companies
   07-15-06              10.13              2,785,000                2,795,444
Triad Acquisition
   05-01-13              11.13              6,015,000(d)             5,984,925
Total                                                               18,836,670

Food (1.7%)
American Seafoods Group LLC/Finance
  Sr Disc Nts (Zero coupon through 11-01-08,
  thereafter 11.50%)
   11-01-11              11.72             19,020,000(e)            13,218,900
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75             25,225,000(c)            27,873,625
Total                                                               41,092,525

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Furniture & appliances (1.3%)
ALH Finance LLC
  Sr Sub Nts
   01-15-13               8.50%           $10,680,000               $9,985,800
Sealy Mattress
  Sr Sub Nts
   06-15-14               8.25              7,435,000                7,527,938
Simmons Bedding
  Sr Disc Nts (Zero coupon through 12-15-09,
  thereafter 10.00%)
   12-15-14              10.00              4,895,000(d,e)           2,153,800
  Sr Sub Nts
   01-15-14               7.88             14,195,000               12,491,600
Total                                                               32,159,138

Health care products (1.2%)
CDRV Investors
  Sr Disc Nts (Zero coupon through 01-01-10,
  thereafter 9.63%)
   01-01-15              10.42             11,350,000(d,e)           5,561,500
VWR Intl
  Sr Nts
   04-15-12               6.88              4,000,000                3,870,000
  Sr Sub Nts
   04-15-14               8.00                665,000                  625,100
Warner Chilcott
   02-01-15               8.75             19,975,000(d)            19,275,875
Total                                                               29,332,475

Health care services (7.6%)
Ardent Health Services
  Sr Sub Nts
   08-15-13              10.00              5,035,000                6,119,539
Community Health Systems
  Sr Sub Nts
   12-15-12               6.50             11,300,000               11,243,500
Concentra Operating
   06-01-12               9.13              4,610,000                4,771,350
DaVita
   03-15-15               7.25             14,735,000(d)            14,808,675
  Sr Nts
   03-15-13               6.63              8,700,000(d)             8,787,000
HCA
   12-01-09               5.50              6,820,000                6,832,597
   01-15-15               6.38             11,630,000               11,854,029
  Sr Nts
   03-15-14               5.75              6,575,000                6,438,805

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Health care services (cont.)
IASIS Healthcare LLC/Capital
  Sr Sub Nts
   06-15-14               8.75%           $13,950,000              $14,926,500
MedCath Holdings
  Sr Nts
   07-15-12               9.88             10,755,000               12,099,375
NeighborCare
  Sr Sub Nts
   11-15-13               6.88              6,765,000                6,900,300
Select Medical
  Sr Sub Nts
   02-01-15               7.63             12,125,000(d)            11,912,813
Tenet Healthcare
  Sr Nts
   07-01-14               9.88                665,000                  714,875
   02-01-15               9.25              1,970,000(d)             2,029,100
Triad Hospitals
  Sr Nts
   05-15-12               7.00             18,530,000               19,271,199
US Oncology
   08-15-12               9.00              6,105,000                6,532,350
   08-15-14              10.75              3,710,000                4,043,900
US Oncology Holdings
  Sr Nts
   03-15-15               8.62             11,725,000(d,h)          11,021,500
Vanguard Health Holding I LLC
  Sr Disc Nts (Zero coupon through 10-01-09,
  thereafter 11.25%)
   10-01-15              11.07              9,015,000(e)             6,310,500
Vanguard Health Holding II LLC
  Sr Sub Nts
   10-01-14               9.00             14,870,000               16,059,599
Total                                                              182,677,506

Home building (1.7%)
Meritage Homes
  Sr Nts
   03-15-15               6.25              9,600,000(d)             8,976,000
Standard Pacific
  Sr Sub Nts
   04-15-12               9.25              2,705,000                2,975,500
WCI Communities
   02-15-11              10.63             11,205,000               11,989,350
   03-15-15               6.63             12,485,000(d)            11,330,138
William Lyon Homes
  Sr Nts
   02-15-14               7.50              6,250,000                5,625,000
Total                                                               40,895,988

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Household products (0.7%)
Amscan Holdings
  Sr Sub Nts
   05-01-14               8.75%            $3,630,000               $3,375,900
Spectrum Brands
  Sr Sub Nts
   02-01-15               7.38             13,425,000(d)            13,089,375
Total                                                               16,465,275

Industrial services (2.9%)
Da-Lite Screen
  Sr Nts
   05-15-11               9.50              2,360,000                2,460,300
Interline Brands
  Sr Sub Nts
   05-15-11              11.50              4,036,000                4,439,600
JohnsonDiversey
  Series B
   05-15-12               9.63              2,480,000                2,492,400
NationsRent Companies
   10-15-10               9.50             14,430,000               15,476,175
  Sr Nts
   05-01-15               9.50              5,350,000(d)             5,269,750
Natl Waterworks
  Series B
   12-01-12              10.50              8,240,000                9,249,400
United Rentals North America
   02-15-12               6.50             11,905,000               11,711,544
  Sr Sub Nts
   02-15-14               7.00             18,555,000               17,673,637
Total                                                               68,772,806

Industrial transportation (2.1%)
Interpool
   08-01-07               7.20              4,590,000                4,681,800
   08-01-07               7.35             11,855,000               12,092,100
Quality Distribution LLC/Capital
   01-15-12               7.64             30,910,000(d,h)          29,712,238
TFM
  (U.S. Dollar)
   05-01-12               9.38              3,790,000(c,d)           3,922,650
Total                                                               50,408,788

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Leisure time & entertainment (2.8%)
Loews Cineplex
   08-01-14               9.00%           $16,290,000(d)           $15,801,300
Six Flags
  Sr Nts
   06-01-14               9.63              9,345,000                8,153,513
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75             12,320,000               12,628,000
United Artists Theatre
   07-01-15               9.30             12,156,409               12,156,409
Vail Resorts
  Sr Sub Nts
   02-15-14               6.75             19,110,000               19,014,450
Total                                                               67,753,672

Lodging & gaming (4.7%)
Boyd Gaming
  Sr Sub Nts
   04-15-14               6.75             22,490,000               22,827,350
MGM MIRAGE
  Sr Nts
   02-27-14               5.88             27,650,000               26,682,250
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13               6.13             11,755,000(d)            11,740,306
  Sr Sub Nts
   04-01-12               8.00             11,345,000               12,167,513
Penn Natl Gaming
  Sr Sub Nts
   03-01-15               6.75              6,790,000(d)             6,620,250
Premier Entertainment Biloxi LLC/Finance
  1st Mtge
   02-01-12              10.75              2,690,000                2,663,100
River Rock Entertainment Authority
  Sr Nts
   11-01-11               9.75             11,505,000               12,612,356
Seneca Gaming
  Sr Nts
   05-01-12               7.25              6,625,000                6,691,250
Station Casinos
  Sr Nts
   04-01-12               6.00              8,595,000                8,616,488
Wheeling Island Gaming
   12-15-09              10.13              1,210,000                1,282,600
Total                                                              111,903,463

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Machinery (0.8%)
Case New Holland
  Sr Nts
   06-01-09               6.00%            $1,330,000(d)            $1,270,150
Gardner Denver
  Sr Sub Nts
   05-01-13               8.00              6,750,000(d)             6,769,190
Kinetek
  Sr Nts Series D
   11-15-06              10.75              2,005,000                1,824,550
Mueller Group
  Sr Sub Nts
   05-01-12              10.00              9,970,000               10,468,500
Total                                                               20,332,390

Media (9.0%)
CanWest Media
  (U.S. Dollar) Series B
   04-15-13               7.63              7,575,000(c)             8,105,250
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75             15,125,000(c)            16,221,563
Dex Media
   11-15-13               8.00             16,130,000               17,138,124
  (Zero coupon through 11-15-08,
  thereafter 9.00%)
   11-15-13              10.34              6,800,000(e)             5,406,000
Dex Media West LLC/Finance
  Sr Sub Nts Series B
   08-15-13               9.88              9,860,000               11,265,050
Emmis Operating
   05-15-12               6.88             25,285,000               24,937,330
Lamar Media
   01-01-13               7.25             11,000,000               11,605,000
Liberty Media
  Sr Nts
   05-15-13               5.70             26,530,000               24,627,002
LIN TV
  Sr Sub Nts
   05-15-13               6.50              4,000,000(d)             3,880,000
   05-15-13               6.50              3,740,000                3,627,800
Medianews Group
  Sr Sub Nts
   04-01-14               6.38              7,200,000                6,768,000
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13              8,255,000(c)             9,142,413

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Media (cont.)
Radio One
  Series B
   07-01-11               8.88%            $7,170,000               $7,689,825
Rainbow Natl Services LLC
   09-01-14              10.38              9,280,000(d)            10,579,200
  Sr Nts
   09-01-12               8.75             14,320,000(d)            15,734,100
RH Donnelley
  Sr Nts
   01-15-13               6.88             16,105,000(d)            16,507,625
Sinclair Broadcast Group
   03-15-12               8.00              3,685,000                3,823,188
Sun Media
  (U.S. Dollar)
   02-15-13               7.63              8,615,000(c)             9,045,750
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38              2,660,000                2,766,400
WDAC Subsidiary
  Sr Nts
   12-01-14               8.38              7,340,000(d)             6,789,500
Total                                                              215,659,120

Metals (0.4%)
Earle M Jorgensen
   06-01-12               9.75              9,390,000                9,953,400

Miscellaneous (0.7%)
AAC Group Holding
  Sr Disc Nts (Zero coupon through 10-01-08,
  thereafter 10.25%)
   10-01-12              10.07              7,165,000(d,e)           4,585,600
Visant
   10-01-12               7.63              8,910,000                8,531,325
Visant Holding
  Sr Disc Nts (Zero coupon through 12-01-08,
  thereafter 10.25%)
   12-01-13              10.08              6,815,000(e)             4,429,750
Total                                                               17,546,675

Multi-industry (0.3%)
TriMas
   06-15-12               9.88              7,640,000                6,188,400

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Paper & packaging (6.3%)
Boise Cascade LLC
  Sr Sub Nts
   10-15-14               7.13%            $5,260,000(d)            $5,010,150
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25             10,475,000(c)            10,213,125
Crown European Holdings
  (U.S. Dollar)
   03-01-11               9.50             13,270,000(c)            14,530,650
   03-01-13              10.88              6,605,000(c)             7,620,519
Crown Paper
  Sr Sub Nts
   09-01-05              11.00             29,470,000(b,g,k)                --
Domtar
  (U.S. Dollar)
   12-01-13               5.38              8,000,000(c)             7,270,568
Georgia-Pacific
   02-01-13               9.38             10,445,000               11,828,963
Graham Packaging
  Sr Nts
   10-15-12               8.50              9,595,000(d)             9,642,975
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50              4,480,000                4,457,600
JSG Funding
  (U.S. Dollar) Sr Nts
   10-01-12               9.63             12,785,000(c)            12,497,338
  (U.S. Dollar) Sr Sub Nts
   04-01-15               7.75             11,045,000(c,d)           8,628,906
NewPage
   05-01-12              10.00              4,670,000(d)             4,564,925
  Sr Sub Nts
   05-01-13              12.00             21,885,000(d)            21,337,874
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75              7,610,000(c)             7,495,850
Owens-Illinois Glass Container
   05-15-11               7.75              3,755,000                3,999,075
   11-15-12               8.75              7,310,000                8,041,000
   05-15-13               8.25             12,375,000               13,365,000
Total                                                              150,504,518

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Retail -- drugstores (0.6%)
Duane Reade
  Sr Sub Nts
   08-01-11               9.75%            $7,450,000               $5,736,500
Rite Aid
   12-15-08               6.13              8,605,000(d)             7,830,550
Total                                                               13,567,050

Retail -- general (1.5%)
Flooring America
  Series B
   10-15-07               9.25              9,245,000(b,g,k)                --
General Nutrition Centers
  Sr Nts
   01-15-11               8.63              8,460,000(d)             7,571,700
  Sr Sub Nts
   12-01-10               8.50             12,230,000                9,325,375
Toys "R" Us
   04-15-13               7.88              5,765,000                5,159,675
United Auto Group
   03-15-12               9.63             13,310,000               13,975,500
Total                                                               36,032,250

Telecom equipment & services (1.0%)
Inmarsat Finance
  (U.S. Dollar)
   06-30-12               7.63              6,030,000(c)             6,271,200
Intelsat Bermuda
  (U.S. Dollar) Sr Nts
   01-15-12               7.81              8,220,000(c,d,h)         8,343,300
PanAmSat
   08-15-14               9.00              9,124,000                9,922,350
Total                                                               24,536,850

Textiles and apparel (0.1%)
Levi Strauss & Co
  Sr Nts
   04-01-12               7.73              3,315,000(d,h)           3,074,663

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Utilities -- electric (5.1%)
Aquila
  Sr Nts
   11-15-09               7.63%           $16,220,000              $16,301,100
   02-01-11               9.95              6,645,000                7,110,150
CMS Energy
  Sr Nts
   08-01-10               7.75             10,995,000               11,599,725
IPALCO Enterprises
   11-14-08               8.38             11,070,000               12,010,950
Midwest Generation LLC
   05-01-34               8.75              5,665,000                6,316,475
  Series B
   01-02-16               8.56              4,895,000                5,311,075
Mirant Americas General LLC
  Sr Nts
   10-01-21               8.50             10,160,000(b)            10,528,300
NRG Energy
   12-15-13               8.00              9,984,000(d)            10,533,120
Reliant Energy
   12-15-14               6.75             22,435,000               21,369,338
Texas Genco LLC/Financing
  Sr Nts
   12-15-14               6.88             17,392,000(d)            17,870,280
Utilicorp Canada Finance
  (U.S. Dollar)
   06-15-11               7.75              2,995,000(c)             3,009,975
Total                                                              121,960,488

Utilities -- natural gas (2.8%)
ANR Pipeline
   03-15-10               8.88             15,825,000               17,236,764
Colorado Interstate Gas
  Sr Nts
   03-15-15               5.95              3,410,000(d)             3,299,175
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63             12,295,000               12,972,516
Southern Natural Gas
   03-15-10               8.88             11,995,000               13,065,086
Southern Star Central
   08-01-10               8.50             10,000,000               10,550,000
Transcontinental Gas Pipe Line
  Series B
   08-15-11               7.00              9,360,000               10,015,200
Total                                                               67,138,741

Bonds (continued)
Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Utilities -- telephone (2.9%)
Cincinnati Bell
   07-15-13               7.25%           $13,580,000              $13,580,000
  Sr Nts
   02-15-15               7.00              7,210,000(d)             6,903,575
  Sr Sub Nts
   01-15-14               8.38              7,480,000                7,405,200
Citizens Communications
  Sr Nts
   01-15-13               6.25             16,880,000               16,289,200
Qwest Communications Intl
  Sr Nts
   02-15-09               6.77              3,255,000(d,h)           3,214,313
Qwest Services
   12-15-10              13.50             11,833,000(d)            13,489,620
Valor Telecommunications Enterprises LLC/Finance
  Sr Nts
   02-15-15               7.75              9,305,000(d)             9,049,113
Total                                                               69,931,021

Variable rate senior loan interests (1.8%)
Qwest
  Term Loan B
   06-30-10               6.95             33,445,000               32,901,519
Waste Services
  Term Loan B
   03-31-11               5.28             10,407,437               10,446,465
Total                                                               43,347,984

Total bonds
(Cost: $2,257,138,276)                                          $2,246,213,223

Common stocks (--%)
Issuer                  Shares       Value(a)

Arena Brands                                  111,111(b,g)            $623,333
Link Energy LLC                             1,675,884(b,g,m)           192,727
PFB Telecom Cl B                              960,262(b,g)                   1

Total common stocks
(Cost: $53,347,835)                                                   $816,061

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Preferred stocks & other (1.6%)
Issuer                                        Shares                  Value(a)

GNC
  12.00% Pay-in-kind Series A                   4,590(f)            $3,213,000
SGW Holding
  12.50% Cm Pay-in-kind  Series B             227,301(b,f,g,k)              --
  Cv Series A                                  87,091(b,g,k)                --
  Warrants                                      2,750(b,g,k)                --
Varde Fund V LP                            25,000,000(b,g,l)        25,312,500
Wayland Investment LLC                     26,000,000(b,g,l)        10,945,480

Total preferred stocks & other
(Cost: $38,435,725)                                                $39,470,980

Short-term securities (3.0%)(j)
Issuer                 Effective              Amount                  Value(a)
                         yield              payable at
                                             maturity

Commercial paper
Barton Capital
   06-01-05               3.02%           $15,000,000              $14,998,742
Deutsche Bank
   06-01-05               3.07              4,900,000                4,899,582
HSBC Finance
   06-01-05               3.07             37,200,000               37,196,828
Jupiter Securitization
   06-13-05               3.02             15,000,000               14,983,642

Total short-term securities
(Cost: $72,084,900)                                                $72,078,794

Total investments in securities
(Cost: $2,421,006,736)(n)                                       $2,358,579,058

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At May 31, 2005, the value of foreign securities represented 9.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, the value of these securities amounted to $635,001,193 or 26.4% of net assets.

(e) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(f) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(g)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at May 31, 2005, is as follows:

      Security                                  Acquisition             Cost
                                                   dates
      Arena Brands
         Common                                  09-03-92          $ 5,888,888
      Crown Paper
         11.00% Sr Sub Nts 2005            1-14-97 thru 03-14-00    24,943,013
      Flooring America
         9.25% Series B 2007              10-09-97 thru 12-17-02    10,309,671
      Link Energy LLC
         Common                           01-25-02 thru 12-30-03    13,412,897

--------------------------------------------------------------------------------
18   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

      Security                                  Acquisition            Cost
                                                   dates
      PFB Telecom Cl B
         Common                           12-12-97 thru 11-13-00   $34,046,050
      SGW Holding
         12.50% Cm Pay-in-kind Series B   08-12-97 thru 04-15-03     2,990,747
         Cv Series A                             08-12-97              899,998
         Warrants                                08-12-97              867,900
      Varde Fund V LP                     04-27-00 thru 06-19-00            --*
      Wayland Investment LLC                     05-19-00           28,911,480

      * The original cost for this position in the prior year was $25,000,000. During the current year, $25,000,000 was returned to the fund in the form of return of capital.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2005.

(i) At May 31, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

(j) Cash collateral received from security lending activity is invested in short-term securities and represents 0.1% of net assets. See Note 4 to the financial statements. 2.9% of net assets is the Portfolio's cash equivalent position.

(k)   Negligible market value.

(l) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(m) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended May 31, 2005 are as follows:

      Issuer              Beginning  Purchase     Sales    Ending     Dividend   Value(a)
                                       cost       cost      cost        cost      income
      Link Energy LLC    $13,412,897    $0         $0    $13,412,897     $0      $192,727

(n) At May 31, 2005, the cost of securities for federal income tax purposes was $2,402,794,952 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                              $  88,761,106
      Unrealized depreciation                               (132,977,000)
                                                            ------------
      Net unrealized depreciation                          $ (44,215,894)
                                                           -------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
19   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
High Yield Portfolio

May 31, 2005
Assets
Investments in securities, at value (Note 1)*
   Investments in securities of unaffiliated issuers (identified cost $2,407,593,839)                        $2,358,386,331
   Investments in securities of affiliated issuers (identified cost $13,412,897)                                    192,727
                                                                                                                    -------
Total investments in securities (identified cost $2,421,006,736)                                              2,358,579,058
Dividends and accrued interest receivable                                                                        43,997,806
Receivable for investment securities sold                                                                        16,349,681
Other receivable                                                                                                  1,516,052
                                                                                                                  ---------
Total assets                                                                                                  2,420,442,597
                                                                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   391,147
Payable for investment securities purchased                                                                      14,542,789
Payable upon return of securities loaned (Note 4)                                                                 2,970,000
Accrued investment management services fee                                                                          150,186
Other accrued expenses                                                                                              124,300
                                                                                                                    -------
Total liabilities                                                                                                18,178,422
                                                                                                                 ----------
Net assets                                                                                                   $2,402,264,175
                                                                                                             ==============
* Including securities on loan, at value (Note 4)                                                            $    2,932,500
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Statement of operations
High Yield Portfolio

Year ended May 31, 2005
Investment income
Income:
Dividends                                                                                                      $      8,777
Interest                                                                                                        202,581,010
Fee income from securities lending (Note 4)                                                                          31,340
   Less foreign taxes withheld                                                                                       (2,031)
                                                                                                                     ------
Total income                                                                                                    202,619,096
                                                                                                                -----------
Expenses (Note 2):
Investment management services fee                                                                               14,973,845
Compensation of board members                                                                                        16,823
Custodian fees                                                                                                      176,750
Audit fees                                                                                                           39,000
Other                                                                                                                97,866
                                                                                                                     ------
Total expenses                                                                                                   15,304,284
   Earnings credits on cash balances (Note 2)                                                                          (299)
                                                                                                                       ----
Total net expenses                                                                                               15,303,985
                                                                                                                 ----------
Investment income (loss) -- net                                                                                 187,315,111
                                                                                                                -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                       99,791,002
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            10,339,916
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                           110,130,918
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $297,446,029
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
High Yield Portfolio

Year ended May 31,                                                                       2005                      2004
Operations
Investment income (loss) -- net                                                    $  187,315,111            $  210,722,582
Net realized gain (loss) on security transactions (Note 3)                             99,791,002               144,796,138
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  10,339,916               (35,561,090)
                                                                                       ----------               -----------
Net increase (decrease) in net assets resulting from operations                       297,446,029               319,957,630
                                                                                      -----------               -----------
Proceeds from contributions                                                            29,363,136               129,597,178
Fair value of withdrawals                                                            (556,980,153)             (261,550,279)
                                                                                     ------------              ------------
Net contributions (withdrawals) from partners                                        (527,617,017)             (131,953,101)
                                                                                     ------------              ------------
Total increase (decrease) in net assets                                              (230,170,988)              188,004,529
Net assets at beginning of year                                                     2,632,435,163             2,444,430,634
                                                                                    -------------             -------------
Net assets at end of year                                                          $2,402,264,175            $2,632,435,163
                                                                                   ==============            ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

High Yield Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

High Yield Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in high-yielding, high risk corporate bonds, commonly known as junk bonds. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Illiquid securities

At May 31, 2005 investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at May 31, 2005 was $37,074,041 representing 1.54% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Portfolio.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. At May 31, 2005, the Portfolio has no outstanding forward-commitments.

--------------------------------------------------------------------------------
23   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
24   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date. Non-cash dividends or interest included in investment income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. The Portfolio may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.59% to 0.465% annually as the Portfolio's assets increase.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

--------------------------------------------------------------------------------
25   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

During the year ended May 31, 2005, the Portfolio's custodian fees were reduced by $299 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,588,076,153 and $2,924,541,994, respectively, for the year ended May 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

At May 31, 2005, securities valued at $2,932,500 were on loan to brokers. For collateral, the Portfolio received $2,970,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $31,340 for the year ended May 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended May 31,                                                 2005       2004      2003       2002       2001
Ratio of expenses to average daily net assets(a)                            .58%       .58%      .59%       .58%       .59%
Ratio of net investment income (loss) to average daily net assets          7.10%      7.90%     8.80%      9.13%     11.92%
Portfolio turnover rate (excluding short-term securities)                   105%       140%      139%       125%        76%
Total return(b)                                                           12.05%     13.06%     8.06%     (3.69%)     (.58%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
26   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of High Yield Portfolio (a series of Income Trust) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the five-year period ended May 31, 2005. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Portfolio as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

--------------------------------------------------------------------------------
27   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP High Yield Bond Fund

May 31, 2005
Assets
Investment in Portfolio (Note 1)                                                                            $ 2,402,134,031
Capital shares receivable                                                                                         1,390,123
                                                                                                                  ---------
Total assets                                                                                                  2,403,524,154
                                                                                                              -------------
Liabilities
Dividends payable to shareholders                                                                                 1,906,413
Capital shares payable                                                                                            1,035,026
Accrued distribution fee                                                                                            120,242
Accrued service fee                                                                                                       6
Accrued transfer agency fee                                                                                          32,646
Accrued administrative services fee                                                                                  12,148
Other accrued expenses                                                                                              172,405
                                                                                                                    -------
Total liabilities                                                                                                 3,278,886
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                          $ 2,400,245,268
                                                                                                            ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                    $     8,398,580
Additional paid-in capital                                                                                    3,809,556,949
Undistributed net investment income                                                                              24,365,203
Accumulated net realized gain (loss) (Note 4)                                                                (1,381,295,830)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           (60,779,634)
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                    $ 2,400,245,268
                                                                                                            ===============
Net assets applicable to outstanding shares:                  Class A                                       $ 1,734,607,908
                                                              Class B                                       $   628,996,597
                                                              Class C                                       $    36,119,894
                                                              Class I                                       $        10,072
                                                              Class Y                                       $       510,797
Net asset value per share of outstanding capital stock:       Class A shares          606,766,116           $          2.86
                                                              Class B shares          220,191,985           $          2.86
                                                              Class C shares           12,717,550           $          2.84
                                                              Class I shares                3,521           $          2.86
                                                              Class Y shares              178,795           $          2.86
                                                                                          -------           ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP High Yield Bond Fund

Year ended May 31, 2005
Investment income
Income:
Dividends                                                                                                      $      8,777
Interest                                                                                                        202,578,288
Fee income from securities lending                                                                                   31,338
   Less foreign taxes withheld                                                                                       (2,031)
                                                                                                                     ------
Total income                                                                                                    202,616,372
                                                                                                                -----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                15,303,246
Distribution fee
   Class A                                                                                                        4,680,366
   Class B                                                                                                        7,125,474
   Class C                                                                                                          395,850
Transfer agency fee                                                                                               3,273,718
Incremental transfer agency fee
   Class A                                                                                                          241,377
   Class B                                                                                                          157,521
   Class C                                                                                                            8,631
Service fee -- Class Y                                                                                                  546
Administrative services fees and expenses                                                                         1,219,476
Compensation of board members                                                                                        12,473
Printing and postage                                                                                                392,430
Registration fees                                                                                                    92,580
Audit fees                                                                                                           13,000
Other                                                                                                                44,070
                                                                                                                     ------
Total expenses                                                                                                   32,960,758
   Earnings credits on cash balances (Note 2)                                                                       (67,675)
                                                                                                                    -------
Total net expenses                                                                                               32,893,083
                                                                                                                 ----------
Investment income (loss) -- net                                                                                 169,723,289
                                                                                                                -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions                                                                99,786,166
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            10,339,940
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                           110,126,106
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $279,849,395
                                                                                                               ============

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
29   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP High Yield Bond Fund

Year ended May 31,                                                                       2005                       2004
Operations and distributions
Investment income (loss) -- net                                                    $  169,723,289            $  192,235,027
Net realized gain (loss) on security transactions                                      99,786,166               144,789,654
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  10,339,940               (35,559,091)
                                                                                       ----------               -----------
Net increase (decrease) in net assets resulting from operations                       279,849,395               301,465,590
                                                                                      -----------               -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                        (124,296,625)             (134,757,843)
      Class B                                                                         (41,852,127)              (51,954,829)
      Class C                                                                          (2,328,121)               (2,504,220)
      Class I                                                                                (714)                     (302)
      Class Y                                                                             (37,185)                  (58,506)
                                                                                          -------                   -------
Total distributions                                                                  (168,514,772)             (189,275,700)
                                                                                     ------------              ------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                            312,217,159               459,864,402
   Class B shares                                                                      83,510,353               201,230,467
   Class C shares                                                                       6,988,226                20,138,072
   Class I shares                                                                              --                    26,626
   Class Y shares                                                                         142,851                   802,502
Reinvestment of distributions at net asset value
   Class A shares                                                                      92,086,192               100,451,105
   Class B shares                                                                      33,185,884                41,694,620
   Class C shares                                                                       1,862,449                 2,018,581
   Class I shares                                                                              --                        97
   Class Y shares                                                                          36,976                    58,365
Payments for redemptions
   Class A shares                                                                    (557,552,614)             (489,630,961)
   Class B shares (Note 2)                                                           (300,940,930)             (243,395,105)
   Class C shares (Note 2)                                                            (13,741,400)              (14,666,421)
   Class I shares                                                                              --                   (16,586)
   Class Y shares                                                                        (252,914)               (1,125,673)
                                                                                         --------                ----------
Increase (decrease) in net assets from capital share transactions                    (342,457,768)               77,450,091
                                                                                     ------------                ----------
Total increase (decrease) in net assets                                              (231,123,145)              189,639,981
Net assets at beginning of year                                                     2,631,368,413             2,441,728,432
                                                                                    -------------             -------------
Net assets at end of year                                                          $2,400,245,268            $2,631,368,413
                                                                                   ==============            ==============
Undistributed net investment income                                                $   24,365,203            $   17,290,301
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP High Yield Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP High Yield Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP High Yield Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2005, AEFC owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in High Yield Portfolio

The Fund invests all of its assets in the High Yield Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in high-yielding, high risk corporate bonds, commonly known as junk bonds.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at May 31, 2005 was 99.99%.

--------------------------------------------------------------------------------
31   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

All securities held by the portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $5,866,385 resulting in a net reclassification adjustment to decrease paid-in capital by $5,866,385.

--------------------------------------------------------------------------------
32   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                    2005            2004

Class A
Distributions paid from:
     Ordinary income                              $124,296,625    $134,757,843
     Long-term capital gain                                 --              --
Class B
Distributions paid from:
     Ordinary income                                41,852,127      51,954,829
     Long-term capital gain                                 --              --
Class C
Distributions paid from:
     Ordinary income                                 2,328,121       2,504,220
     Long-term capital gain                                 --              --
Class I*
Distributions paid from:
     Ordinary income                                       714             302
     Long-term capital gain                                 --              --
Class Y
Distributions paid from:
     Ordinary income                                    37,185          58,506
     Long-term capital gain                                 --              --
* Inception date was March 4, 2004.

At May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $     4,830,768
Accumulated long-term gain (loss)                              $(1,376,361,404)
Unrealized appreciation (depreciation)                         $   (44,273,212)

Dividends to shareholders

Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
33   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,644,615 for Class A, $604,647 for Class B and $10,640 for Class C for the year ended May 31, 2005.

During the year ended May 31, 2005, the Fund's transfer agency fees were reduced by $67,675 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
34   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                   Year ended May 31, 2005
                                              Class A         Class B         Class C        Class I         Class Y
Sold                                      109,138,119      29,051,154       2,446,050             --          49,400
Issued for reinvested distributions        32,037,784      11,569,033         652,218             --          12,883
Redeemed                                 (194,275,869)   (105,528,720)     (4,819,023)            --         (88,370)
                                         ------------     -----------      ----------         ------        --------
Net increase (decrease)                   (53,099,966)    (64,908,533)     (1,720,755)            --         (26,087)
                                         ------------     -----------      ----------         ------        --------

                                                                   Year ended May 31, 2004
                                              Class A         Class B         Class C       Class I*         Class Y
Sold                                      167,296,822      73,192,665       7,364,149          9,369         295,282
Issued for reinvested distributions        36,258,216      15,065,058         732,751             34          21,156
Redeemed                                 (177,407,294)    (88,507,815)     (5,359,957)        (5,882)       (408,491)
                                         ------------     -----------      ----------         ------        --------
Net increase (decrease)                    26,147,744        (250,092)      2,736,943          3,521         (92,053)
                                         ------------     -----------      ----------         ------        --------

* Inception date was March 4, 2004.

4. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $1,376,361,404 at May 31, 2005, that if not offset by capital gains will expire as follows:

               2008            2009            2010             2011
            $80,574,095    $226,001,198    $517,121,802     $552,664,309

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended May 31, 2005.

--------------------------------------------------------------------------------
35   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003         2002         2001
Net asset value, beginning of period                                 $2.74        $2.62        $2.65        $3.07        $3.48
                                                                     -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                           .19          .21          .21          .25          .38
Net gains (losses) (both realized and unrealized)                      .12          .11         (.03)        (.38)        (.41)
                                                                     -----        -----        -----        -----        -----
Total from investment operations                                       .31          .32          .18         (.13)        (.03)
                                                                     -----        -----        -----        -----        -----
Less distributions:
Dividends from net investment income                                  (.19)        (.20)        (.20)        (.24)        (.38)
Tax return of capital                                                --           --            (.01)        (.05)          --
                                                                     -----        -----        -----        -----        -----
Total distributions                                                   (.19)        (.20)        (.21)        (.29)        (.38)
                                                                     -----        -----        -----        -----        -----
Net asset value, end of period                                       $2.86        $2.74        $2.62        $2.65        $3.07
                                                                     -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                             $1,735       $1,810       $1,662       $1,681       $1,898
Ratio of expenses to average daily net assets(b)                     1.04%        1.04%        1.07%        1.03%        1.04%
Ratio of net investment income (loss) to average daily net assets    6.67%        7.47%        8.35%        8.73%       11.54%
Portfolio turnover rate (excluding short-term securities)             105%         140%         139%         125%          76%
Total return(c)                                                     11.56%       12.51%        7.53%       (4.31%)       (.94%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
36   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003         2002         2001
Net asset value, beginning of period                                 $2.74        $2.62        $2.65        $3.07        $3.48
                                                                     -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                           .17          .19          .19          .23          .35
Net gains (losses) (both realized and unrealized)                      .12          .11         (.03)        (.38)        (.41)
                                                                     -----        -----        -----        -----        -----
Total from investment operations                                       .29          .30          .16         (.15)        (.06)
                                                                     -----        -----        -----        -----        -----
Less distributions:
Dividends from net investment income                                  (.17)        (.18)        (.18)        (.22)        (.35)
Tax return of capital                                                   --           --         (.01)        (.05)          --
                                                                     -----        -----        -----        -----        -----
Total distributions                                                   (.17)        (.18)        (.19)        (.27)        (.35)
                                                                     -----        -----        -----        -----        -----
Net asset value, end of period                                       $2.86        $2.74        $2.62        $2.65        $3.07
                                                                     -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                               $629         $781         $748         $748         $807
Ratio of expenses to average daily net assets(b)                     1.79%        1.80%        1.83%        1.79%        1.80%
Ratio of net investment income (loss) to average daily net assets    5.92%        6.70%        7.59%        7.94%       10.79%
Portfolio turnover rate (excluding short-term securities)             105%         140%         139%         125%          76%
Total return(c)                                                     10.72%       11.66%        6.73%       (5.05%)      (1.69%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
37   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003         2002         2001(b)
Net asset value, beginning of period                                 $2.73        $2.61        $2.64        $3.05        $3.48
                                                                     -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                           .17          .19          .19          .23          .32
Net gains (losses) (both realized and unrealized)                      .11          .11         (.03)        (.37)        (.43)
                                                                     -----        -----        -----        -----        -----
Total from investment operations                                       .28          .30          .16         (.14)        (.11)
                                                                     -----        -----        -----        -----        -----
Less distributions:
Dividends from net investment income                                  (.17)        (.18)        (.18)        (.22)        (.32)
Tax return of capital                                                   --           --         (.01)        (.05)          --
                                                                     -----        -----        -----        -----        -----
Total distributions                                                   (.17)        (.18)        (.19)        (.27)        (.32)
                                                                     -----        -----        -----        -----        -----
Net asset value, end of period                                       $2.84        $2.73        $2.61        $2.64        $3.05
                                                                     -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $36          $39          $31          $21           $8
Ratio of expenses to average daily net assets(c)                     1.79%        1.80%        1.83%        1.79%        1.80%(d)
Ratio of net investment income (loss) to average daily net assets    5.92%        6.71%        7.52%        7.39%       11.10%(d)
Portfolio turnover rate (excluding short-term securities)             105%         140%         139%         125%          76%
Total return(e)                                                     10.35%       11.71%        6.78%       (4.76%)      (2.92%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
38   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004(b)
Net asset value, beginning of period                                 $2.74        $2.83
                                                                     -----        -----
Income from investment operations:
Net investment income (loss)                                           .21          .08
Net gains (losses) (both realized and unrealized)                      .11         (.11)
                                                                     -----        -----
Total from investment operations                                       .32         (.03)
                                                                     -----        -----
Less distributions:
Dividends from net investment income                                  (.20)        (.06)
                                                                     -----        -----
Net asset value, end of period                                       $2.86        $2.74
                                                                     -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $--          $--
Ratio of expenses to average daily net assets(c)                      .64%         .65%(d)
Ratio of net investment income (loss) to average daily net assets    7.06%        7.30%(d)
Portfolio turnover rate (excluding short-term securities)             105%         140%
Total return(e)                                                     11.97%       (1.39%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
39   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2005         2004         2003         2002         2001
Net asset value, beginning of period                                 $2.74        $2.62        $2.65        $3.07        $3.48
                                                                     -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                           .20          .21          .21          .26          .38
Net gains (losses) (both realized and unrealized)                      .12          .12         (.03)        (.38)        (.41)
                                                                     -----        -----        -----        -----        -----
Total from investment operations                                       .32          .33          .18         (.12)        (.03)
                                                                     -----        -----        -----        -----        -----
Less distributions:
Dividends from net investment income                                  (.20)        (.21)        (.20)        (.25)        (.38)
Tax return of capital                                                   --           --         (.01)        (.05)          --
                                                                     -----        -----        -----        -----        -----
Total distributions                                                   (.20)        (.21)        (.21)        (.30)        (.38)
                                                                     -----        -----        -----        -----        -----
Net asset value, end of period                                       $2.86        $2.74        $2.62        $2.65        $3.07
                                                                     -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                 $1           $1           $1           $1           $1
Ratio of expenses to average daily net assets(b)                      .87%         .88%         .91%         .87%         .88%
Ratio of net investment income (loss) to average daily net assets    6.84%        7.60%        8.52%        8.80%       11.72%
Portfolio turnover rate (excluding short-term securities)             105%         140%         139%         125%          76%
Total return(c)                                                     11.75%       12.67%        7.70%       (4.17%)       (.78%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
40   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP HIGH YIELD INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP High Yield Bond Fund (a series of AXP High Yield Income Series, Inc.) as of May 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2005, and the financial highlights for each of the years in the five-year period ended May 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP High Yield Bond Fund as of May 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2005

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41   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP High Yield Bond Fund
Fiscal year ended May 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.99%
     Dividends Received Deduction for corporations                       0.99%

Payable date                                                         Per share
June 25, 2004                                                         $0.01600
July 26, 2004                                                          0.01500
Aug. 25, 2004                                                          0.01597
Sept. 24, 2004                                                         0.01648
Oct. 25, 2004                                                          0.01650
Nov. 24, 2004                                                          0.01745
Dec. 22, 2004                                                          0.01606
Jan. 27, 2005                                                          0.01517
Feb. 24, 2005                                                          0.01500
March 30, 2005                                                         0.01500
April 28, 2005                                                         0.01600
May 26, 2005                                                           0.01600
Total distributions                                                   $0.19063

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.99%
     Dividends Received Deduction for corporations                       0.99%

Payable date                                                         Per share
June 25, 2004                                                         $0.01428
July 26, 2004                                                          0.01317
Aug. 25, 2004                                                          0.01420
Sept. 24, 2004                                                         0.01469
Oct. 25, 2004                                                          0.01464
Nov. 24, 2004                                                          0.01562
Dec. 22, 2004                                                          0.01435
Jan. 27, 2005                                                          0.01296
Feb. 24, 2005                                                          0.01327
March 30, 2005                                                         0.01291
April 28, 2005                                                         0.01425
May 26, 2005                                                           0.01440
Total distributions                                                   $0.16874

--------------------------------------------------------------------------------
42   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.99%
     Dividends Received Deduction for corporations                       0.99%

Payable date                                                         Per share
June 25, 2004                                                         $0.01420
July 26, 2004                                                          0.01312
Aug. 25, 2004                                                          0.01412
Sept. 24, 2004                                                         0.01461
Oct. 25, 2004                                                          0.01454
Nov. 24, 2004                                                          0.01553
Dec. 22, 2004                                                          0.01426
Jan. 27, 2005                                                          0.01289
Feb. 24, 2005                                                          0.01320
March 30, 2005                                                         0.01284
April 28, 2005                                                         0.01418
May 26, 2005                                                           0.01432
Total distributions                                                   $0.16781

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.99%
     Dividends Received Deduction for corporations                       0.99%

Payable date                                                         Per share
June 25, 2004                                                         $0.01688
July 26, 2004                                                          0.01593
Aug. 25, 2004                                                          0.01686
Sept. 24, 2004                                                         0.01738
Oct. 25, 2004                                                          0.01745
Nov. 24, 2004                                                          0.01836
Dec. 22, 2004                                                          0.01692
Jan. 27, 2005                                                          0.01601
Feb. 24, 2005                                                          0.01589
March 30, 2005                                                         0.01604
April 28, 2005                                                         0.01689
May 26, 2005                                                           0.01684
Total distributions                                                   $0.20145

--------------------------------------------------------------------------------
43   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           0.99%
     Dividends Received Deduction for corporations                       0.99%

Payable date                                                         Per share
June 25, 2004                                                         $0.01636
July 26, 2004                                                          0.01538
Aug. 25, 2004                                                          0.01634
Sept. 24, 2004                                                         0.01686
Oct. 25, 2004                                                          0.01689
Nov. 24, 2004                                                          0.01783
Dec. 22, 2004                                                          0.01642
Jan. 27, 2005                                                          0.01563
Feb. 24, 2005                                                          0.01536
March 30, 2005                                                         0.01544
April 28, 2005                                                         0.01636
May 26, 2005                                                           0.01633
Total distributions                                                   $0.19520

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44   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
45   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

                                                    Beginning             Ending         Expenses
                                                  account value        account value    paid during         Annualized
                                                  Dec. 1, 2004         May 31, 2005    the period(a)       expense ratio
Class A
     Actual(b)                                       $1,000              $1,011.10         $5.16              1.03%
     Hypothetical (5% return before expenses)        $1,000              $1,019.80         $5.19              1.03%
Class B
     Actual(b)                                       $1,000              $1,007.30         $8.96              1.79%
     Hypothetical (5% return before expenses)        $1,000              $1,016.01         $9.00              1.79%
Class C
     Actual(b)                                       $1,000              $1,003.60         $8.94              1.79%
     Hypothetical (5% return before expenses)        $1,000              $1,016.01         $9.00              1.79%
Class I
     Actual(b)                                       $1,000              $1,009.40         $3.26               .65%
     Hypothetical (5% return before expenses)        $1,000              $1,021.69         $3.28               .65%
Class Y
     Actual(b)                                       $1,000              $1,011.80         $4.36               .87%
     Hypothetical (5% return before expenses)        $1,000              $1,020.59         $4.38               .87%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2005: +1.11% for Class A, +0.73% for Class B, +0.36% for Class C, +0.94% for Class I and +1.18% for Class Y.

--------------------------------------------------------------------------------
46   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held   Principal occupation during    Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------ -----------------------------
Arne H. Carlson                        Board member    Chair, Board Services
901 S. Marquette Ave.                  since 1999      Corporation (provides
Minneapolis, MN 55402                                  administrative services to
Age 70                                                 boards). Former Governor
                                                       of Minnesota
-------------------------------------- --------------- ------------------------------ -----------------------------
Philip J. Carroll, Jr.                 Board member    Retired Chairman and CEO,      Scottish Power PLC, Vulcan
901 S. Marquette Ave.                  since 2002      Fluor Corporation              Materials Company, Inc.
Minneapolis, MN 55402                                  (engineering and               (construction
Age 67                                                 construction) since 1998       materials/chemicals)
-------------------------------------- --------------- ------------------------------ -----------------------------
Livio D. DeSimone                      Board member    Retired Chair of the Board     Cargill, Incorporated
30 Seventh Street East                 since 2001      and Chief Executive Officer,   (commodity merchants and
Suite 3050                                             Minnesota Mining and           processors), General Mills,
St. Paul, MN 55101-4901                                Manufacturing (3M)             Inc. (consumer foods),
Age 71                                                                                Vulcan Materials Company
                                                                                      (construction materials/
                                                                                      chemicals), Milliken &
                                                                                      Company (textiles and
                                                                                      chemicals), and Nexia
                                                                                      Biotechnologies, Inc.
-------------------------------------- --------------- ------------------------------ -----------------------------
Patricia M. Flynn                      Board member    Trustee Professor of           BostonFed Bancorp, Inc.
901 S. Marquette Ave.                  since 2004      Economics and Management,      (holding company) and its
Minneapolis, MN 55402                                  Bentley College since 2002;    subsidiary Boston Federal
Age 54                                                 former Dean, McCallum          Savings Bank
                                                       Graduate School of Business,
                                                       Bentley College from 1999 to
                                                       2002
-------------------------------------- --------------- ------------------------------ -----------------------------
Anne P. Jones                          Board member    Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- --------------- ------------------------------ -----------------------------
Stephen R. Lewis, Jr.                  Board member    Retired President and          Valmont Industries, Inc.
901 S. Marquette Ave.                  since 2002      Professor of Economics,        (manufactures irrigation
Minneapolis, MN 55402                                  Carleton College               systems)
Age 66
-------------------------------------- --------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
47   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position        Principal occupation during     Other directorships
                                       held  with      past five years
                                       Fund and
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Catherine James Paglia                 Board member    Director, Enterprise Asset      Strategic Distribution,
901 S. Marquette Ave.                  since 2004      Management, Inc. (private       Inc. (transportation,
Minneapolis, MN 55402                                  real estate and asset           distribution and logistics
Age 52                                                 management company) since 1999  consultants)
-------------------------------------- --------------- ------------------------------- ----------------------------
Alan K. Simpson                        Board member    Former three-term United
1201 Sunshine Ave.                     since 1997      States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------------- --------------- ------------------------------- ----------------------------
Alison Taunton-Rigby                   Board member    Founder and Chief Executive     Hybridon, Inc.
901 S. Marquette Ave.                  since 2002      Officer, RiboNovix, Inc.        (biotechnology)
Minneapolis, MN 55402                                  since 2004; President,
Age 61                                                 Forester Biotech since 2000;
                                                       prior to that, President and
                                                       CEO, Aquila
                                                       Biopharmaceuticals, Inc.
-------------------------------------- --------------- ------------------------------- ----------------------------

Board Member Affiliated with AEFC*

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
William F. Truscott                    Board member    Senior Vice President - Chief
53600 AXP Financial Center             since 2001,     Investment Officer of AEFC
Minneapolis, MN 55474                  Vice President  since 2001. Former Chief
Age 44                                 since 2002      Investment Officer and
                                                       Managing Director, Zurich
                                                       Scudder Investments
-------------------------------------- --------------- ------------------------------- ----------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
48   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held   Principal occupation during     Other directorships
                                       with Fund and   past five years
                                       length of
                                       service
-------------------------------------- --------------- ------------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer       Vice President - Investment
105 AXP Financial Center               since 2002      Accounting, AEFC, since
Minneapolis, MN 55474                                  2002;  Vice President -
Age 50                                                 Finance, American Express
                                                       Company, 2000-2002;  Vice
                                                       President - Corporate
                                                       Controller, AEFC, 1996-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Paula R. Meyer                         President       Senior Vice President and
596 AXP Financial Center               since 2002      General Manager - Mutual
Minneapolis, MN 55474                                  Funds, AEFC, since 2002; Vice
Age 51                                                 President and Managing
                                                       Director - American Express
                                                       Funds, AEFC, 2000-2002; Vice
                                                       President, AEFC,  1998-2000
-------------------------------------- --------------- ------------------------------- ----------------------------
Leslie L. Ogg                          Vice            President of Board Services
901 S. Marquette Ave.                  President,      Corporation
Minneapolis, MN 55402 Age 66           General
                                       Counsel, and
                                       Secretary
                                       since 1978
-------------------------------------- --------------- ------------------------------- ----------------------------
Beth E. Weimer                         Chief           Vice President and Chief
172 AXP Financial Center               Compliance      Compliance Officer, AEFC,
Minneapolis, MN 55474                  Officer since   since 2001;  Vice President
Age 52                                 2004            and Chief Compliance Officer,
                                                       AEFA, 2001-2005; Partner,
                                                       Arthur Andersen Regulatory
                                                       Risk Services, 1998-2001
-------------------------------------- --------------- ------------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
49   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
50   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that while the Fund's expenses are somewhat higher than the median for its comparison group, the Fund's strong performance justified the level of expenses.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
51   --   AXP HIGH YIELD BOND FUND   --   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended May 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP High Yield Income Series, Inc. were as follows:

                        2005 - $13,000;                       2004 - $12,841

(b) Audit - Related Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP High Yield Income Series, Inc. were as follows:

                        2005 - $563;                          2004 - $569

(c) Tax Fees. The fees paid for the years ended May 31, to KPMG LLP for tax compliance related services for AXP High Yield Income Series, Inc. were as follows:

                        2005 - $2,639;                        2004 - $2,495

(d) All Other Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered for AXP High Yield Income Series, Inc. were as follows:

                        2005 - $755;                          2004 - None


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended May 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2005 - None;                          2004 - None

         The fees paid for the years ended May 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $75,900;                       2004 - $71,000

(h) 100% of the services performed for item (g) above during 2005 and 2004 were pre-approved by the audit committee.

* 2004 represents bills paid 6/1/03 - 5/31/04
  2005 represents bills paid 6/1/04 - 5/31/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP High Yield Income Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2005



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2005




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          August 3, 2005